POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt and Graham M. Clark, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Gold Company (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, $150 million of debt securities of the Company including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of March, 1994.


                 Signature                         Title

                  /s/ Rudolph I.J. Agnew           Director
                    Rudolph I.J. Agnew


                   /s/ John P. Bolduc              Director
                    John P. Bolduc


                   /s/ Ronald C. Cambre            Chief Executive Officer and
                    Ronald C. Cambre               Vice Chairman and Director
                                                   (Principal Executive Officer)


                   /s/ Joseph P. Flannery          Director
                    Joseph P. Flannery

                   /s/ Thomas A. Holmes            Director
                    Thomas A. Holmes


                   /s/ Gordon R. Parker            Chairman and Director
                    Gordon R. Parker


                   /s/ T. Peter Philip             President and Chief Operating
                    T. Peter Philip                Officer and Director


                   /s/ Robin A. Plumbridge         Director
                    Robin A. Plumbridge


                   /s/ Robert H. Quenon            Director
                    Robert H. Quenon


                   /s/ James V. Taranik            Director

                    James V. Taranik


                   /s/ William I.M. Turner, Jr.    Director
                    William I.M. Turner, Jr.


                   /s/ Wayne W. Murdy              Senior Vice President
                    Wayne W. Murdy                 and Chief Financial Officer
                                                   (Principal Financial Officer)


                   /s/ Gary E. Farmar              Vice President and Controller
                    Gary E. Farmar                 (Principal Accounting Officer)